As filed with the Securities and Exchange Commission on April 28, 2011

033-80057

Registration Nos. 811-9140

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

Under the

SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 30	☒
and/or

REGISTRATION STATEMENT
Under the
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 32	☒

(Check appropriate box or boxes.)

Virtus Institutional Trust

(Exact Name of Registrant as Specified in Charter)

101 Munson Street, Greenfield,	MA 01301
(Address of Principal Executive Offices)	(Zip Code)

(800) 814-1897

(Registrant’s Telephone Number, including Area Code)

Kevin J. Carr, Esq.

Counsel

Virtus Investment Partners, Inc.

100 Pearl Street

Hartford, Connecticut 06103

(Name and Address of Agent for Service)

Copies of All Correspondence to:

Robert N. Hickey, Esq.

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2011 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

TICKER SYMBOL BY CLASS
FUND	X	Y
Virtus Institutional Bond Fund	PXMBX	PYMBX

TRUST NAME:
VIRTUS INSTITUTIONAL TRUST	May 1, 2011

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in Virtus mutual funds. Please read it carefully and retain it for future reference.	Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Institutional Bond Fund

Virtus Institutional Bond Fund

Investment Objective

The fund has an investment objective of generating a high level of current income and appreciation of capital consistent with prudent investment risk.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. Information about eligibility requirements for each share class is available from your financial advisor and under “Purchase Options” on page 14 of the fund’s prospectus and “How to Buy Shares” on page 20 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class X	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class X	Class Y
Management Fees	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees	None	0.25%
Other Expenses	0.46%	0.46%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(a)	0.92%	1.17%

(a)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class X	Sold or Held	$94	$293	$509	$1,131
Class Y	Sold or Held	$119	$372	$644	$1,420

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund employs active sector rotation, combined with disciplined risk management and selection of securities the subadviser believes to be superior in an attempt to achieve excess returns in the fixed income market. Sector analysis establishes relative valuation among the 12 sectors in which the fund invests and identifies those sectors that the subadviser believes provide the greatest opportunity. A research-intensive value approach also drives issue selection within each sector.

Under normal circumstances, the fund invests at least 80% of its assets in bonds rated in the four highest rating categories at time of investment, or, if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality; however, the fund may also invest in high yield—high risk securities (“junk bonds”). The subadviser attempts to maintain the duration of the fund at a level similar to that of its style benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Virtus Institutional Bond Fund

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are:

>	Call Risk. The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original obligations.

>

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>

Emerging Market Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk. The risk that the issuers of high yield-high risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

>	Long-Term Maturities/Durations Risk. The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

>	Municipal Bond Market Risk. The risk that events negatively impacting a particular municipal security, or the municipal bond market in general, will cause the fund’s investments to decrease in value.

>

U.S. Government Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the prospectus.

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Virtus Institutional Bond Fund

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class X Shares

Best Quarter: Q3/2009: 7.99%	Worst Quarter: Q3/2008: -4.05%	Year-to-date (3/31/11): 1.37%

Average Annual Total Returns (for the periods ended 12/31/10)

	1 Year	5 Years	10 Years
Class X
Return Before Taxes	9.63%	5.89%	6.06%
Return After Taxes on Distributions	7.79%	3.94%	3.99%
Return After Taxes on Distributions and Sale of Fund Shares	6.23%	3.86%	3.94%
Class Y
Return Before Taxes	9.36%	5.63%	5.80%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class X Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

3

Virtus Institutional Bond Fund

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Goodwin Capital Advisers, Inc. (“Goodwin”).

Portfolio Managers

>

Cynthia Beaulieu, Senior Managing Director, is a manager of the fund. Ms. Beaulieu has been a member of the fund’s portfolio management team since 2000 and has been Co-Portfolio Manager of the fund since 2009.

>	Lynn Ryan, Senior Managing Director, is a manager of the fund. Ms. Ryan has been a member of the fund’s portfolio management team since 2004 and has been Co-Portfolio Manager of the fund since 2009.

Purchase and Sale of Fund Shares

Shares of the fund are offered to institutional investors, such as pension and profit-sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations.

Purchase Minimums	Class X	Class Y
Minimum Initial Purchase	$3 million	$1 million

For institutional investors and corporate, public, union and governmental pension plans investing redemption proceeds from reorganization or merger of other investment companies; trust companies; bank trust departments, broker-dealers, financial planners and investment advisors for portfolios over which such entity charges an account management fee and which are held in a fiduciary, agency, advisory, custodial or similar capacity

	No minimum	No minimum
Minimum Additional Purchase	$100	$100

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

4

More Information About Fund Expenses

VIA has voluntarily agreed to limit the total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses) of the fund so that such expenses do not exceed 0.55% for Class X Shares and 0.80% for Class Y Shares.

VIA may discontinue these arrangements at any time. Under certain conditions, VIA may recapture operating expenses reimbursed under these arrangements for a period of three years following the end of the fiscal year in which such reimbursements occurred. For the prior fiscal year, total (net) fund operating expenses, after expense reimbursements and including acquired fund fees and expense, were 0.56% for Class X Shares and 0.81% for Class Y Shares.

Virtus Institutional Bond Fund	5

More Information About Investment Objective and Principal Investment Strategies

Fundamental Investment Objective:

The fund has an investment objective of generating a high level of current income and appreciation of capital consistent with prudent investment risk. There is no guarantee that the fund will achieve its objective. The fund’s investment objective is a fundamental policy and may not be changed without shareholder approval.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in bonds rated in the four highest rating categories at the time of investment, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality; however, the fund may also invest in high yield-high risk securities (“junk bonds”). The fund may invest in foreign securities, including emerging markets securities. “Bonds” are fixed income debt securities of various types of issuers, including corporate bonds, mortgage-backed and asset-backed securities, U.S. Government securities and other short-term instruments. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days’ written notice to shareholders.

Securities are selected using a “sector rotation” approach. The subadviser seeks to adjust the portion of fund investment in various “sectors,” such as U.S. corporates, foreign corporates, U.S. Governments and foreign governments, as well as asset-backed, mortgage-backed and municipal bonds, and the selections within sectors to obtain higher relative returns. The subadviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

Interest rate risk is managed by a duration-neutral strategy. The subadviser attempts to maintain the duration of the fund at a level similar to that of its benchmark, the Barclays Capital U.S. Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity, the greater the duration and therefore, the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund’s benchmark, the subadviser believes that the fund’s exposure to interest rate risk is more consistent with its benchmark’s risk profile than that of a fund that attempts to predict future interest rate changes. As of December 31, 2010, the modified adjusted duration of the Barclays Capital U.S. Aggregate Bond Index was 4.98 years; the modified adjusted duration of the fund was 4.85 years. Typically, for a fund maintaining a modified adjusted duration of 4.85 years, a one percent increase in interest rates would cause a 4.85% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 4.85%.

Securities selected for fund investment may be of any maturity. However, the subadviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with the benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average fund maturity. As of December 31, 2010, the average maturity of the Barclays Capital U.S. Aggregate Bond Index was 7.08 years; the average adjusted maturity of the fund was 5.90 years.

Generally, securities are sold when the subadviser believes the issue has realized its value or to take advantage of attractive values in other sectors.

Temporary Defensive Strategy: When the adviser or the subadviser determines market conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by temporarily retaining cash or investing part or all of its assets in cash equivalents. When this allocation happens, the fund may not achieve its objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

6	Virtus Institutional Bond Fund

More Information About Risks Related to Principal Investment Strategies

The fund may not achieve its objective and is not intended to be a complete investment program.

Generally, the value of the fund’s investments that support your share value may decrease. If between the time you purchase shares and the time you sell shares the value of such fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser or subadviser expects. As a result, the value of your shares may decrease.

Specific risks of investing in the fund are as follows.

Debt Securities Risks

Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:

•

Call Risk. The risk that issuers will prepay fixed rate obligations when interest rates fall. A fund holding callable securities therefore may be forced to reinvest in obligations with lower interest rates than the original obligations and otherwise may not benefit fully from the increase in value that other fixed income securities experience when rates decline.

•

Credit Risk. There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment grade are especially susceptible to this risk.

•

Interest Rate Risk. The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

•

Long-Term Maturities/Durations Risk. Fixed income securities with longer maturities or durations may be subject to greater price fluctuations, due to interest rate, tax law and general market changes, than securities having shorter maturities or durations.

Foreign Investing Risks

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

Virtus Institutional Bond Fund	7

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting, standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

•

Currency Rate Risk. Because the foreign securities in which the fund invests may trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value (“NAV”), the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the fund’s shares is calculated in U.S. dollars, it is possible for the fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the fund’s holdings in foreign securities.

•

Emerging Market Investing Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.

High Yield-High Risk Fixed Income Securities (Junk Bond) Risk

Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds”. Such securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

Market Volatility Risk

The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has led to volatile financial markets that expose a fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude a fund’s ability to achieve its investment objective.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. These two types of securities share many of the same risks.

8	Virtus Institutional Bond Fund

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to a fund.

Early payoffs in the loans underlying such securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security which was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.

Municipal Bond Market Risk

The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds, and the investment performance of the fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a fund that does not invest in municipal bonds. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity, and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of the fund’s shares to fall. The frequency and magnitude of such changes cannot be predicted. The fund may invest in municipal obligations that do not appear to be related but in fact depend on the financial rating or support of a single government unit, in which case events that affect one of the obligations will also affect the others and will impact the fund’s portfolio to a greater degree than if the fund’s investments were not so related. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

U.S. Government Securities Risk

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Management of the Fund

The Adviser and Subadviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the fund and is located at 100 Pearl Street, Hartford, CT 06103. VIA acts as investment adviser for over 40 mutual funds and as adviser to institutional clients. As of December 31, 2010, VIA had approximately $16.6 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly-traded multi-manager asset management business.

Goodwin Capital Advisers, Inc. (“Goodwin”) is the subadviser to the fund and is located at One American Row, Hartford, CT 06102. Goodwin acts as subadviser for eight mutual funds and manages fixed income assets for individuals and institutions. As of December 31, 2010, Goodwin had approximately $16.7 billion in assets under management.

Subject to the direction of the fund’s Board of Trustees, VIA is responsible for managing the fund’s investment program and for the general operation of the fund, including oversight of the fund’s subadviser and recommending its hiring,

Virtus Institutional Bond Fund	9

termination and replacement. Goodwin, as subadviser, is responsible for the day-to-day management of the fund’s portfolio. VIA and Goodwin manage the fund’s assets to conform with the investment policies as described in this prospectus.

Management Fees

The fund pays VIA a monthly investment management fee that is accrued daily against the value of the fund’s net assets at the following rates:

First $1 billion	$1+ billion
0.45%	0.40%

The adviser has voluntarily agreed to limit total operating expenses of the fund (excluding interest, taxes, acquired fund fees and expenses and extraordinary expenses), so that such expenses do not exceed the following percentages of the average annual NAVs of the fund:

Class X Shares	Class Y Shares
0.55%	0.80%

The adviser may discontinue this voluntary expense cap at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the end of the fiscal year in which such reimbursement occurred.

VIA pays Goodwin a subadvisory fee of 49.25% of the net investment management fee.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund’s 2010 annual report covering the period January 1, 2010 through December 31, 2010.

The fund and VIA have received an exemptive order from the Securities and Exchange Commission that permits VIA, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

The following individuals are responsible for the day-to-day management of the fund’s portfolio.

Cynthia Beaulieu and Lynn Ryan, CFA serve as Co-Portfolio Managers of the fund and as such are jointly and primarily responsible for the day-to-day operations of the fund.

Ms. Beaulieu has served on the fund’s portfolio management team since 2000 and has been Co-Portfolio Manager of the fund since 2009. She is Senior Managing Director of Goodwin. She serves as portfolio manager for institutional client portfolios and is responsible for managing the investment activity of several insurance company portfolios. Previously, she was associated with VIA and had been with VIA since 1994. While at VIA, Ms. Beaulieu held a number of positions of increasing responsibility, including trading, credit research and portfolio management.

Ms. Ryan has served on the fund’s portfolio management team since 2004 and has been Co-Portfolio Manager of the fund since 2009. She is Senior Managing Director of Goodwin. Ms. Ryan is focused on institutional accounts. Previously, she was associated with VIA, formerly an affiliate of Goodwin, and had been with VIA since 1997. Ms. Ryan held a number of positions including investment management sales and relationship management.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

10	Virtus Institutional Bond Fund

Additional Investment Techniques

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Virtus Institutional Bond Fund may engage in additional investment techniques that present additional risks to the fund as described below, although other techniques may be utilized from time to time. Many of the additional investment techniques that the fund may use as well as other investment techniques that are relied upon to a lesser degree, are more fully described in the Statement of Additional Information.

Derivatives

Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The fund may use derivatives to hedge against factors that affect the value of its investments such as interest rates and foreign currency exchange rates. The fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are therefore more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Forward Foreign Currency Exchange Contracts

The fund may acquire and sell forward foreign currency exchange contracts, which are obligations to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts are designed to hedge the fund’s exposure to foreign currency risks; however, they may not prove successful, may limit potential exchange rate gains, or may incur higher transaction costs.

Illiquid and Restricted Securities

Certain securities may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot readily be sold, the fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the fund to incur expenses in addition to those normally associated with the sale of a security.

Investment-Grade Securities

The fund may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the types of securities mentioned in connection with the fund’s principal investment strategies, the fund may also invest in notes, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper. Debt securities with lower credit ratings have a higher risk of default on payment of principal and interest, and securities with longer maturities are subject to greater price fluctuations in response to changes in interest rates. If interest rates rise, the value of debt securities generally will fall.

Repurchase Agreements

The fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Such agreements subject the fund to the risk of default or insolvency of the counterparty.

Virtus Institutional Bond Fund	11

Securities Lending

The fund may loan portfolio securities with a value up to one-third of its total assets to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the fund.

Short-Term Investments

Short-term investments include money market instruments, repurchase agreements, certificates of deposit, and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Unrated Fixed Income Securities

The fund’s subadviser has the authority to make determinations regarding the quality of unrated fixed income securities for the purposes of assessing whether they meet the fund’s investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.

When-Issued and Delayed-Delivery Securities

Certain securities may be purchased on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

Pricing of Fund Shares

How is the Share Price determined?

The fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, the fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Assets: Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the fund’s NAV.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

12	Virtus Institutional Bond Fund

Net Asset Value (NAV): The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.

The NAV per share of each class of the fund is determined as of the close of regular trading (normally 4:00 PM Eastern time) on days when the New York Stock Exchange (“NYSE”) is open for trading. The fund will not calculate its NAV per share class on days when the NYSE is closed for trading. If the fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price its shares, the value of the fund’s assets may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

How are securities fair valued?

If market quotations are not readily available or where available prices are not reliable, the fund determines a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) securities where the market quotations are not readily available as a result of “significant” events; and (viii) foreign securities subject to trading collars for which no or limited trading takes place. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its NAV (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund’s fair valuation procedures, may not reflect such security’s market value.

At what price are shares purchased?

All investments received by the fund’s authorized agents in good order prior to the close of regular trading on the NYSE (normally 4:00 PM Eastern time) will be executed based on that day’s NAV. Shares credited to your account from the reinvestment of the fund’s distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund’s NAV is calculated following the dividend record date.

Virtus Institutional Bond Fund	13

Purchase Options

The fund presently offers two classes of shares that have different minimum investment requirements and distribution charges. For Class Y Shares, the fund has adopted a distribution and service plan allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended (“1940 Act”), that authorizes the fund to pay distribution and service fees for the sale of shares and for services provided to shareholders. Because these fees are paid out of the fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shares of the fund are offered to institutional investors, such as pension and profit-sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations.

To purchase Class X Shares of the fund, you must initially purchase shares whose total value exceeds $3 million. To purchase Class Y Shares of the fund, you must initially purchase shares whose total value exceeds $1 million.

The minimum initial investment requirements are waived for purchases by institutional investors and corporate, public, union and governmental pension plans which are investing redemption proceeds from the reorganization or merger of other investment companies. The minimum initial investment requirements for the purchase of fund shares are also waived for purchases by trust companies, bank trust departments, broker-dealers, financial planners and investment advisors for portfolios over which such entity charges an account management fee and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

The minimum subsequent investment for Class X Shares and Class Y Shares is $100.

You will pay no sales charges at any time on Class X Shares or Class Y Shares. There are no distribution and service fees applicable to Class X Shares. Class Y Shares are subject to a distribution and service fee of 0.25% annually.

The fund reserves the right to refuse a purchase order for any reason.

Your Account

Opening an Account

Your financial advisor can assist you with your initial purchase, as well as all phases of your investment program.

The fund has established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

•	Wire transfers or Automatic Clearing House (ACH) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the fund; however, the fund generally does not accept such other forms of payment as cash equivalents (such as travelers checks, cashiers checks, money orders or bank drafts), starter checks, credit card convenience checks, or certain third party checks. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the NAV next calculated after the decision is made by us to close the account.

14	Virtus Institutional Bond Fund

How to Buy Shares

To Open An Account
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
By Federal Funds wire	Call us at (800) 243-1574 for instructions.
By telephone exchange	Call us at (800) 243-1574.

The price at which a purchase is effected is based on the NAV determined after the receipt of a purchase order in good order by the fund’s Transfer Agent. A purchase order is generally “in good order” if an acceptable form of payment accompanies the purchase order and the order includes the appropriate application(s) and/or other form(s) and any supporting legal documentation required by the Transfer Agent, each in legible form.

The fund reserves the right to refuse any order that may disrupt the efficient management of the fund.

How to Sell Shares

You have the right to have the fund buy back shares at the NAV next determined after receipt of a redemption request in good order by the fund’s Transfer Agent or an authorized agent. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

To Sell Shares
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. Be sure to include the registered owner’s name, fund and account number, number of shares or dollar value you wish to sell.
By telephone	For sales up to $100,000, requests can be made by calling (800) 243-1574.
By telephone exchange	Call us at (800) 243-1574.

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions “in kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation may be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer.

Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund’s Transfer Agent at (800) 243-1574.

Virtus Institutional Bond Fund	15

Redemptions by Mail

Send a clear letter of instructions including the name of the fund shares to be sold and a properly executed stock power or any related instruction transmittal specifying account number and the name of the shareholder exactly as registered.

Þ	If you are selling shares held in a corporate or fiduciary account, please contact the fund’s Transfer Agent at (800) 243-1574.

The signature on your request must include a STAMP 2000 Medallion guarantee made by an eligible guarantor institution as defined by the fund’s Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. As of the date of this prospectus, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days’ notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this Prospectus.) During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

Account Policies and Other Information

Exchange Privileges

You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-1574 or by accessing our Web site at virtus.com.

•

You may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund; e.g., Class X Shares for Class X Shares. Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.

•	Exchanges may be made by telephone ((800) 243-1574) or by mail (Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074)).

•	The amount of the exchange must be equal to or greater than the minimum initial investment required.

•	The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

Inactive Accounts

As required by the laws of certain states, if no activity occurs in an account within the time period specified by your state law, the assets in your account may be transferred to the state.

Disruptive Trading and Market Timing

Virtus Mutual Funds are not suitable for market timers, and market timers are discouraged from becoming investors. Your ability to make exchanges among Virtus Mutual Funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

16	Virtus Institutional Bond Fund

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the fund’s Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the fund are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the fund, in other funds within the Virtus Mutual Fund complex, in non-Virtus mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The fund may permit exchanges that it believes, in the exercise of its judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the fund’s policies regarding excessive trading. The fund may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time, or may revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The fund currently does not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The fund reserves the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The fund does not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The fund reserves the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

Virtus Institutional Bond Fund	17

The fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Disclosure of Fund Holdings

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional Information.

Tax Status of Distributions

The fund plans to make distributions from net investment income monthly and to distribute net realized capital gains, if any, at least annually.

Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income for a limited number of years. This lower rate terminates for tax years after 2010. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. The fund intends to distribute tax-exempt income.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

Many investors, including most tax-qualified plan investors, may be eligible for preferential federal income tax treatment on distributions received from the fund and disposition of shares of the fund.

18	Virtus Institutional Bond Fund

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Financial Highlights

This table is intended to help you understand the fund’s financial performance for the past five years. Some of the information reflects financial information for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP. Their report, together with the fund’s financial statements, is included in the fund’s most recent Annual Report, which is available upon request.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions
Class X
1/1/10 to 12/31/10	$30.30	1.46	1.40	2.86	(1.53)	(1.53)
1/1/09 to 12/31/09	26.61	1.50	3.81	5.31	(1.62)	(1.62)
1/1/08 to 12/31/08	30.94	1.66	(4.26)	(2.60)	(1.73)	(1.73)
1/1/07 to 12/31/07	30.92	1.56	0.11	1.67	(1.65)	(1.65)
1/1/06 to 12/31/06	31.08	1.52	(0.11)	1.41	(1.57)	(1.57)
Class Y
1/1/10 to 12/31/10	$30.29	1.39	1.39	2.78	(1.45)	(1.45)
1/1/09 to 12/31/09	26.61	1.43	3.80	5.23	(1.55)	(1.55)
1/1/08 to 12/31/08	30.93	1.58	(4.25)	(2.67)	(1.65)	(1.65)
1/1/07 to 12/31/07	30.91	1.48	0.11	1.59	(1.57)	(1.57)
1/1/06 to 12/31/06	31.07	1.44	(0.11)	1.33	(1.49)	(1.49)

Footnote Legend:

(1)	Computed using average shares outstanding.

20	Virtus Institutional Bond Fund

Change in Net Asset Value	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

1.33	$31.63	9.63%	$45,599	0.55%	0.91%	4.65%	60%
3.69	30.30	20.30	46,179	0.55	0.77	5.24	65
(4.33)	26.61	(8.60)	55,340	0.55	0.74	5.59	47
0.02	30.94	5.56	77,378	0.56	0.71	5.02	58
(0.16)	30.92	4.64	87,457	0.56	0.73	4.89	65

1.33	$31.62	9.36%	$112	0.80%	1.16%	4.39%	60%
3.68	30.29	20.02	102	0.80	1.02	5.10	65
(4.32)	26.61	(8.83)	11,881	0.80	0.99	5.30	47
0.02	30.93	5.30	19,843	0.81	0.96	4.78	58
(0.16)	30.91	4.38	18,994	0.81	0.98	4.64	65

Virtus Institutional Bond Fund	21

Virtus Mutual Funds

P.O. Box 9874

Providence, RI 02940-8074

ADDITIONAL INFORMATION

You can find more information about the Fund in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Fund’s investments. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Fund. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, virtus.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574

Investment Company Act File No. 811-9140	5-11
8002

VIRTUS INSTITUTIONAL TRUST

	Class X	Class Y
Virtus Institutional Bond Fund	PXMBX	PYMBX

101 Munson Street

Greenfield, Massachusetts 01301

Statement of Additional Information

May 1, 2011

The Statement of Additional Information (“SAI”) is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Virtus Institutional Trust (the “Trust”), dated May 1, 2011, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust’s annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust’s Prospectus, annual or semiannual reports by visiting the Virtus Mutual Funds’ Web site at virtus.com, by calling VP Distributors, Inc. (“VP Distributors”) at (800) 243-4361 or by writing to VP Distributors at 100 Pearl Street, Hartford, CT 06103.

Mutual Fund Services: (800) 243-1574

Web site: virtus.com

8002B (05/11)

THE TRUST

The Trust is an open-end management investment company which was organized under Massachusetts law on December 4, 1995 as a business trust. It was reorganized as a Delaware statutory trust in October 2000. Prior to May 1, 2004, the Trust was named Phoenix Duff & Phelps Institutional Mutual Funds. From May 1, 2004 to October 20, 2008, the Trust was named Phoenix Institutional Mutual Funds. Currently the Trust is named Virtus Institutional Trust. Prior to October 1, 2008 the fund was named Phoenix Institutional Bond Fund. The Institutional Bond Fund (the “Fund”) was named Phoenix Duff & Phelps Institutional Managed Bond Portfolio prior to May 1, 2004. Prior to March 1, 1996, the Fund existed as the Managed Bond Account (“Separate Account P”) separate investment account of Phoenix Life Insurance Company pursuant to the insurance laws of the State of New York and the laws of other states.

The Trust’s Prospectus describes the investment objectives of the Fund and the strategies that the Fund will employ in seeking to achieve its investment objectives. The Institutional Bond Fund’s investment objective is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The following discussion describes the Fund’s investment policies and techniques and supplements the disclosure in the Prospectus.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Fund may not:

(1)    With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(2)    Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

(3)    Borrow money, except (i) in amounts not to exceed one third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

(4)    Issue “senior securities” in contravention of the 1940 Act. Activities permitted by the Securities and Exchange Commission (“SEC”) exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

(5)    Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

(6)    Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(7)    Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

(8)    Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties except that the funds may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

Except with respect to investment restriction (3) above, if any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

INVESTMENT TECHNIQUES AND RISKS

The Fund is permitted to utilize the following practices or techniques in pursuing its investment objectives unless otherwise indicated. The Fund may not buy all of these instruments or use all of these techniques. Throughout this section, the term Adviser may be used to refer to a Subadviser.

Financial Futures and Related Options

The Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges—long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund’s holdings may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and Government National Mortgage Association (“GNMA”) certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor’s 500 Index (“S&P 500”) and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by a Fund upon the purchase or sale of a financial futures contract. Initially, a Fund will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. A Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

Limitations on Futures Contracts and Related Options. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. A Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on a Fund’s existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of a Fund’s total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund’s initial margin deposit with respect thereto will be specifically designated on the accounting records of the Fund to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company. (See “Dividends, Distributions and Taxes” in this SAI.)

Risks Relating to Futures Contracts and Related Options. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund’s turnover rate.

The successful use of futures contracts and related options also depends on the ability of the Subadviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund’s return for the period may be less than if it had not engaged in the hedging transaction.

Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its fund securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities. The loss from investing in futures transactions is potentially unlimited.

Foreign Securities

A Fund may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

A Fund may use a foreign custodian or sub-custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund’s foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

Lower Rated Fixed Income Securities

In the event that an issuer of securities held by a Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund’s securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.

To the extent there is no established secondary market for some of the medium- and lower-grade income securities in which a Fund may invest, trading in such securities may be relatively inactive. During periods of reduced market liquidity or in the absence of readily available market quotations for medium- and lower-grade income securities held in the Fund’s portfolio, the ability of the Subadviser to value the Fund’s securities becomes more difficult and the Subadviser’s use of judgment may play a greater role in the valuation of the Fund’s securities due to the reduced availability of reliable objective data. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established secondary market does exist.

Many medium- and lower-grade income securities are not listed for trading on any national securities exchange, and many issuers of medium- and lower-grade income securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unrated or unlisted securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. To the extent that the Fund invests in unrated or unlisted medium- and lower-grade income securities, the ability of the Subadviser to evaluate the credit risk of such securities may play a greater role in the ability of the Fund to achieve its investment objective.

The Subadviser seeks to minimize the risks involved in investing in medium- and lower-grade income securities through portfolio diversification, careful investment analysis, and attention to current developments and trends in the economy and financial and credit markets. A Fund will rely on the Subadviser’s judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, the Subadviser will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. Although the Subadviser’s internal business and default risk analysis is independent of the credit ratings of Standard & Poor’s Corporation (“S&P”), Moody’s Investor’s Service, Inc. (“Moody’s”) or Duff & Phelps Credit Rating Company (“D&P”) (or other nationally recognized statistical rating organization), the Subadviser may consider such ratings in evaluating income securities. Achievement by a Fund of its investment objective will be more dependent on the credit analysis by the Subadviser than is the case for investment companies with investment objectives similar to the Fund’s that are more reliant on such rating organizations in selecting portfolio securities.

Market Volatility

The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the

Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Money Market Instruments

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers’ Acceptances. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

Repurchase Agreements. The repurchase price under the repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Fund’s custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the 1940 Act.

Mortgage-Related Securities

A Fund may invest in mortgage-related securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the GNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-related security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

Government securities with nominal remaining maturities in excess of 3 1/2 years that have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining maturities of 3 1/2 years or less so as to be permissible investments for the Fund as follows: (a) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and (c) a government security with both a variable or floating rate of interest as described in clause (a) and a demand or put feature as described in clause (b) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand or exercise of the put.

Securities issued by GNMA are, and securities issued by Federal National Mortgage Association (“FNMA”) include, mortgage-backed securities representing part ownership of a pool of mortgage loans. In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers’ Home Administration or guaranteed by the Veteran’s Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of “locking in” attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.

Municipal Obligations

Municipal Obligations include debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

The two principal classifications of Municipal Obligations consist of “general obligation” and “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest, and, accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of such bonds is a function of the economic viability of such facility or revenue source. The Fund may include “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Certain types of Municipal Obligations (private activity bonds) are or have been issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued by privately-held or publicly-owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor’s alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Dividends paid by a Fund that are derived from interest of Municipal Obligations would be taxable to the Fund shareholders for federal income tax purposes.

Insured Municipal Obligations. Certain of the Municipal Obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

Options

Options and the related risks are summarized below.

Writing and Purchasing Options. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

Securities indices for which options are currently traded include the S&P’s 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. A Fund may write call options and purchase call and put options on these and any other indices traded on a recognized exchange.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

The option activities of a Fund may increase its turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

Limitations on Options. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, the Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way the Fund’s securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be “covered” by identifying the specific Fund securities being hedged.

To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, the Fund will be required to deposit qualified securities. A “qualified security” is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified security falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is “in-the-money” at the time the call is written, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal in value to the amount by which the call is “in-the-money” times the multiplier times the number of contracts. Any amount specifically designated may be applied to a Fund’s obligation to specifically designate additional amounts in the event that the market value of the qualified security falls below 100% of the current index value times the multiplier times the number of contracts.

A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid. In connection with a Fund qualifying as a regulated investment company under the Code, other restrictions on a Fund’s ability to enter into option transactions may apply from time to time.

Risks Relating to Options. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the Subadviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Subadviser believes that the position limits established by the exchanges will not have any adverse impact upon the Fund.

Risks of Options on Indices. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the Subadviser’s ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Fund’s policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

Price movements in securities in a Fund’s holdings will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the Fund’s portfolio securities. It is also possible that the index may rise when the value of a Fund’s holdings does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate Fund securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, the Fund may have to sell some of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall “out-of-the-money,” the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Repurchase Agreements

Repurchase agreements will be entered into only with commercial banks or brokers-dealers considered by the Trust to be creditworthy. The Trustees of the Trust will monitor the Fund’s repurchase agreement transactions periodically and, with the Fund’s investment advisers, will consider standards which the investment advisers will use in reviewing the creditworthiness of any party to a repurchase agreement with a Fund.

The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Trust acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.

Reverse Repurchase Agreements. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high -grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Bank Obligations. For purposes of a Fund’s investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches.

Securities Lending

The Fund may lend portfolio securities to broker-dealers and other financial institutions, provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund’s investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

Stand-By Commitments

Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund’s option, specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be sold, transferred or assigned by the Fund only with the underlying Municipal Obligation. The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for Fund securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Subadviser’s opinion, present minimal credit risks. A Fund’s reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Subadviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information. The Fund would acquire stand-by commitments solely to facilitate Fund liquidity and does not intend to exercise the rights thereunder for trading purposes. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value (“NAV”).

Swap Agreements

The Fund may enter into interest rate, index and currency exchange rate and credit default swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fixed basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund’s assets.

Whether a Fund’s use of swap agreements enhances the Fund’s total return will depend on the Subadviser’s ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Subadviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the Commodity Futures Trading Commission (“CFTC”). To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

When-Issued and Delayed-Delivery Transactions

The Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also know as delayed-delivery transactions. (The phrase “delayed delivery” is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

When-issued purchases and forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, the Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. The Fund will not enter into such transactions for the purpose of leverage.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund’s NAV starting on the first business day after the date of the agreement to purchase the securities. The Fund will be subject to the rights and risks of ownership of the securities on the agreement date. The Fund will not earn interest on securities it has committed to purchase until they are paid for and received.

When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund’s assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but the Fund may agree to a longer settlement period.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When the Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

PERFORMANCE INFORMATION

Performance information for the Fund (and any class of the Fund) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as yield of a class of shares and as total return of a class of shares.

The Fund may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund or class of Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor’s Business Daily, Stanger’s Mutual Fund Monitor, The Stanger Register, Stanger’s Investment Adviser, The Wall Street Journal, Pensions & Investments, Institutional Investor, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor’s, The Outlook, and Personal Investor. The Fund may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the S&P 500® Index, Dow Jones Industrial Average, MSCI,

Europe Australasia Far East Index (EAFE), Consumer Price Index, Barclays Capital U.S. Aggregate Bond Index, IBC Donoghue Money Fund Report, Merrill Lynch Short Term Medium Quality Corporate Bonds Index and Merrill Lynch 1-year Treasury Bill.

Advertisements, sales literature, and other communications may contain information about the Fund’s Advisers’ current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time, the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components.

Performance information reflects only the performance of a hypothetical investment in Class X Shares or Class Y Shares of the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund’s investment objectives and policies, characteristics and qualities of its portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Investment results will vary from time to time and are not identical to the past portfolio investments of the Fund which previously existed as a separate account.

Yield

Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the value of a share of the Fund on the last day of the period, according to the following formula:

YIELD	=	2[((a-b) + 1)[6] -1]
cd

where,

a =	dividends and interest earned during the period by the Fund,

b =	expenses accrued for the period (net of any reimbursements),

c =	the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d =	the maximum offering price per share on the last day of the period.

Total Return

Standardized quotations of average annual total return for Class X Shares or Class Y Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class X Shares or Class Y Shares over periods of 1, 5 and 10 years (or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class’s expenses (on an annual basis) and assume that all dividends and distributions are reinvested when paid.

For average “after-tax” total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

The Fund may also compute cumulative total return for specified periods based on a hypothetical Class X or Class Y Account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the NAV of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage, and assumes reinvestment of all income dividends and capital gain distributions during the period.

The Fund also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return.

PORTFOLIO TURNOVER

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of a Fund’s securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and thus indirectly by its shareholders. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Fund’s shares and by requirements which enable the Fund to receive certain favorable tax treatment (see “Dividends, Distributions and Taxes” in this SAI). Historical turnover rates can be found in the Fund’s Prospectus under the heading “Financial Highlights”.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser or Subadviser (throughout this section, “Adviser”), as appropriate, places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker’s appraisal of opportunity or value, the broker will not be selected to execute trades in the future.

The Adviser and Subadviser believe that the Fund benefits when the securities industry comprised of many diverse firms and that the long-term interests of shareholders of the Fund are best served by the Fund employing brokerage policies which include paying a fair commission rather than seeking to exploit their leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given under the Fund’s current brokerage policies are the Adviser’s appraisal of: the firm’s ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm’s attitudes toward and interest in mutual funds in general. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere. In the over-the-counter market, securities are usually traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter’s concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Fund.

In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local, and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser’s staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser’s staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates, though not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser’s expenses, it is not possible to estimate its value, and in the opinion of the Adviser it does not reduce the Adviser’s expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business, but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interests of the Fund and its shareholders.

The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the Adviser’s and/or Subadviser’s personnel responsible for the selection of broker-dealers to effect Fund portfolio securities transactions from taking into account, in making those decisions, broker-dealers’ promotion or sales efforts, and (ii) the Trust, its Adviser, and Distributor from entering into any agreement or other understanding under which the Fund directs brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders (“bunching procedures”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account, and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on each account’s (including the Fund’s) participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser’s accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different form that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser’s compliance officer prior to the execution of the order. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will review these procedures annually or as frequently as they deem appropriate.

DISCLOSURE OF FUND HOLDINGS

The Trustees of the Trust have adopted policies with respect to the disclosure of the Fund’s portfolio holdings. These policies provide that the Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Fund’s policies prohibit Virtus and the Fund’s other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Board of Trustees has delegated to the Fund’s Administrator the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The Administrator will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The Administrator generally carries out this duty through its chief compliance officer, in consultation with other officers representing various areas of management.

The Fund’s Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Fund’s compliance with these policies and for providing reports to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Virtus and its affiliates identified during the reporting period and how such conflicts were resolved.

Public Disclosures

In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Fund’s shareholder reports are available on Virtus’ Web site at virtus.com. The Fund also makes a full listing of portfolio holdings publicly available as of the end of each month with a 30-day delay on Virtus’ Web site. Additionally, the Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Virtus’ Web site. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of the quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web site until full portfolio holdings information becomes publicly available as described above. The Fund also provides publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies, and may provide to financial intermediaries, upon request, monthly portfolio holdings for periods included in publicly-available quarterly portfolio holdings disclosures.

Other Disclosures

The Administrator may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Fund’s policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if (i) the Fund has a legitimate business purpose for making such disclosure and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The Administrator will consider any actual or potential conflicts of interest between Virtus and its mutual fund shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Administrator may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Administrator will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Fund’s Board of Trustees and/or the Fund’s Administrator, the Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. In addition to Virtus and its affiliates, the entities receiving non-public portfolio holdings information as of the date of this SAI are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund.

Non-Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Virtus Investment Advisers, Inc.	Daily, with no delay
Subadviser	Goodwin Capital Advisers, Inc.	Daily, with no delay
Distributor	VP Distributors, Inc.	Daily, with no delay
Custodian	PFPC Trust Company	Daily, with no delay
Sub-Financial Agent	BNY Mellon Investment Servicing (US) Inc.	Daily, with no delay
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	Annual Reporting Period: within 15 business days of end of reporting period Semiannual Reporting Period: within 31 business days of end of reporting period
Typesetting and Printing Firm for Financial Reports	RR Donnelley & Sons Co.	Quarterly, within 15 days of end of reporting
Proxy Voting Service	Risk Metrics Group	Twice weekly, with no delay
Intermediary Selling Shares of the Fund	Merrill Lynch	Quarterly, within 10 days of quarter-end
TV Financial Markets Talk Shows	CNBC	Monthly, with no delay, for holdings over 1% of issuer equity, in aggregate.*
Class Action Provider	Glass Lewis	Daily, with no delay

Public Portfolio Holdings Information
Portfolio Redistribution Firms	Bloomberg, Standard & Poor’s and Thomson Reuters	Monthly, with 30-day delay
Rating Agencies	Lipper Inc. and Morningstar	Monthly, with 30-day delay
Virtus Public Web Site	Virtus Investment Partners, Inc.	Monthly, with 30-day delay

*	A Virtus representative may, from time to time, appear as host or guest of various programming. CNBC requires certain holdings disclosure in order to monitor potential conflicts of interest.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

There is no guarantee that the Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

SERVICES OF THE ADVISER AND SUBADVISER

The Adviser

The investment adviser to the Fund is Virtus Investment Advisers, Inc. (formerly named Phoenix Investment Counsel, Inc.) (“VIA” or “Adviser”), which is located at 100 Pearl Street, Hartford, Connecticut 06103. VIA acts as the investment adviser for over 40 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 70 years. VIA was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2010, VIA had approximately $16.6 billion in assets under management.

All of the outstanding stock of VIA is owned by VP Distributors, a wholly-owned, indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). VP Distributors, a mutual fund distributor, acts as the national distributor of the Fund’s shares and as Administrator and Transfer Agent of the Fund. The principal offices of VP Distributors are located at 100 Pearl Street, Hartford, Connecticut 06103.

The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Fund’s registration statements; insurance expense; association membership dues; brokerage fees; and taxes. The Fund will pay expenses incurred in its operation and will also pay a portion of the Trust’s general administration expenses allocated on the basis of the Fund’s asset value.

The investment advisory agreement provides that the Adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

As compensation for its services with respect to the Fund, the Adviser receives a fee which is accrued daily against the value of the Fund’s net assets and is paid by the Fund monthly at the following rates:

First $1 billion	$1+ billion
0.45%	0.40%

The Adviser has voluntarily agreed to limit total operating expenses of the Fund (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 0.55% for Class X Shares and 0.80% for Class Y Shares. The Adviser may discontinue this expense reimbursement in the future. The Adviser may recapture operating expenses reimbursed under these and previous arrangements made subsequent to August 23, 2007, for a period of three years following the end of the period in which such reimbursement occurred.

The investment advisory and subadvisory agreements continue in force from year to year, provided that the agreements are approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund. In addition, and in either event, the terms of the agreements and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust on behalf of the Fund or by the Adviser, on sixty (60) days written notice.

For its services to the Fund during the fiscal years ended December 31, 2008, 2009 and 2010 VIA received fees of $385,890 $259,270 and $192,275 respectively, under the investment advisory agreement in effect.

For the fiscal years 2008, 2009 and 2010 the Adviser reimbursed operating expenses of the Fund as follows:

	2008	2009	2010
Institutional Bond Fund	$161,472	$127,037	$154,977

Accordingly, the net advisory fees received by the Adviser were as follows:

	2008	2009	2010
Institutional Bond Fund	$224,418	$132,233	$37,298

The Subadviser

Goodwin Capital Advisers, Inc. (“Goodwin”) is the Subadviser to the Fund and is located at One American Row, Hartford, Connecticut 06102. As of December 31, 2010, Goodwin acts as Subadviser for [eight] mutual funds and manages fixed income assets for individuals and institutions.

The subadvisory agreement provides that the Adviser, VIA, will delegate to Goodwin the performance of certain of its investment management services under the investment advisory agreement with the Fund. Goodwin will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as subadviser, Goodwin is entitled to a fee that is payable monthly at the annual rate of 49.25% of the net investment management fee. VIA paid Goodwin $192,945, $110,715 and $17,996 in subadvisory fees for the fiscal years ended December 31, 2008, 2009 and 2010 respectively.

The Trust, its Adviser, Subadviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

Board of Trustees’ Consideration of Advisory and Subadvisory Agreements

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Fund’s 2010 annual report covering the period January 1, 2010 through December 31, 2010.

Description of Proxy Voting Policy

The Trust has adopted, on behalf of the Fund, a Statement of Policy with Respect to Proxy Voting (the “Policy”) stating the Trust’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund must also identify potential or actual conflicts of interest in voting proxies and must address any such conflicts of interest in accordance with the Policy.

The Policy stipulates that the Fund’s investment adviser will vote proxies or delegate such responsibility to a Subadviser. The Adviser or Subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust’s Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a “delegate”). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-cases basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

•

Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•	Changes to Capital Structure—dilution or improved accountability associated with such changes.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•	Social and Corporate Responsibility Issues—the Adviser or Subadviser will generally vote against shareholder social and environmental issue proposals.

The Fund and its delegates seek to avoid actual or perceived conflicts of interest between Fund shareholders, on the one hand, and those of the Adviser, Subadviser, delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

The Policy further imposes certain record keeping and reporting requirements on each Adviser, Subadviser or delegate. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available free of charge by calling, toll-free, (800) 243-1574, or on the SEC’s Internet site at sec.gov.

PORTFOLIO MANAGERS

Compensation of Portfolio Managers of Goodwin (Subadviser to the Fund)

Goodwin believes that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Goodwin receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and potentially reduce their taxes.

The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Finally, portfolio managers and investment professionals may also receive The Phoenix Companies, Inc. (“PNX”) stock options and/or be granted PNX restricted stock at the direction of the parent’s Board of Directors.

Following is a more detailed description of the compensation structure of the fund’s portfolio managers identified in the fund’s prospectus.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Goodwin and is designed to be competitive in light of the individual’s experience and responsibilities. Goodwin management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at Goodwin is made up of three components:

(1)	Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one-, three- and five-year periods against specified benchmarks and/or peer groups (as indicated in the table below) for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, our individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.

Fund(s)	Benchmark(s) and/or Peer Groups
Institutional Bond Fund	Barclays Capital Universal Bond Index

(2)	Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of PNX which vest over three years.

(3)	Fifteen percent of the target incentive is based on the manager’s investment area’s competencies and on individual performance. This pool is funded based on PNX’s return on equity.

The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on PNX’s return on equity, (ii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of PNX which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX’s Compensation Committee.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including broad-based retirement, 401(k), health and other employee benefit plans.

Other Accounts Managed by Portfolio Managers of the Fund and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other funds or other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser and Subadviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. The Adviser and Subadviser are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by the portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of December 31, 2010 regarding any other accounts managed by the portfolio managers for the Fund as named in the prospectus. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Portfolio Manager	Number of and Total Assets of Registered Investment Companies	Number of and Total Assets of Other Pooled Investment Vehicles (PIVs)	Number of and Total Assets of Other Accounts
Cynthia Beaulieu	1/$45.7 million	0	10/$1 billion
Lynn Ryan	1/$45.7 million	0	10/$1 billion

Note:	Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the 1940 Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

As of December 31, 2010, the portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

Ownership of Fund Securities by Portfolio Managers

The following table sets forth the dollar range of equity securities owned as of December 31, 2010 by each portfolio manager in the Fund described in the prospectus that she manages.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Each Fund Managed
Cynthia Beaulieu	None
Lynn Ryan	None

NET ASSET VALUE

The NAV per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the “NYSE”) on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the NAV of the Fund’s foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Fund. The NAV per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class’s distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the NAV per share.

A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place for the Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the securities owned by the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the NAV per share was determined, which was considered likely to materially change the NAV, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees, although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.

HOW TO BUY SHARES

The Fund offers Class X Shares and Class Y Shares without any sales charges to institutional investors, such as pension funds, profit sharing plans, investment advisers, endowments, foundations and corporations. The minimum initial investment for Class X Shares of the Institutional Bond Fund is $3 million. The minimum initial investment for Class Y Shares of the Institutional Bond Fund is $1 million. Completed applications for the purchase of shares should be mailed to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.

The minimum subsequent investment for each class is $100. Shares are sold at the NAV per share next computed after a completed application or purchase order is received by the Sub-Transfer Agent together with good and sufficient funds therefor (certified checks, federal fund wires, and automated clearing house (“ACH”) transactions). Completed orders received by the Sub-Transfer Agent or an authorized agent on a business day prior to the close of trading of the NYSE (normally 4:00 PM eastern time) will be processed based on that day’s closing NAV. Shares purchased will be recorded electronically in book-entry form by the Transfer Agent. No share certificates are available. Sales of shares may be made through broker-dealers, pension consultants or other qualified financial agents/institutions.

The minimum initial investment amounts for the purchase of Fund shares shall be waived with respect to purchases by: trust companies, bank trust departments, broker-dealers, financial planners and investment advisers for portfolios over which such entity charges an account management fee and which are held in a fiduciary, agency, advisory, custodial or similar capacity; or institutional investors where the amounts invested represent the redemption proceeds from the reorganization or merger of other investment companies.

VP Distributors will retain all or a portion of the continuing distribution fee assessed to Class Y shareholders to finance commissions and related marketing expenses. VP Distributors intends to pay broker- dealers and exempt financial institutions with whom it has a sales agreement a service fee of 0.25% of the average daily NAV of Class Y Shares sold by such broker-dealers and exempt financial institutions, subject to future amendment or termination. No trail fees are payable to broker-dealers or others in connection with the purchase, sale or retention of Class X Shares.

VP Distributors may pay broker-dealers and financial institutions exempt from registration pursuant to the Exchange Act of 1934, as amended, and related regulations (“exempt financial institutions”), from its own profits and resources, a percentage of the NAV of any shares sold as set forth below:

Purchase Amount	Payment to Broker-Dealer
$0 to $5,000,000	0.50%
$5,000,001 to $10,000,000	0.25%
$10,000,001 or more	0.10%

If part of any investment is subsequently redeemed within one year of the investment date, the broker-dealer or exempt financial institution will refund to VP Distributors any such amounts paid with respect to the investment. VP Distributors will sponsor training and educational meetings and provide to all qualifying agents, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Broker-dealers or exempt financial institutions other than VP Distributors may also levy customary additional charges to shareholders for their services in effecting transactions, if they notify the Fund of their intention to do so.

Exchange Privileges

Shareholders may exchange Class X Shares or Class Y Shares held in book-entry form for shares of the same class of any other “Virtus Mutual Fund” provided the following conditions are met: (1) the shares that will be acquired in the exchange (the “Acquired Shares”) are available for sale in the shareholder’s principal place of business; (2) the Acquired Shares are the same class as the shares to be surrendered (the “Exchanged Shares”); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the shares to be acquired must equal or exceed the minimum initial or subsequent investment amount, as applicable, after the exchange is implemented; and (5) the shareholder is qualified to acquire Virtus Mutual Fund shares in accordance with the limitations described in this SAI. A “Virtus Mutual

Fund” refers to the Virtus Mutual Funds, or any other mutual fund advised, subadvised and distributed by the Adviser, Distributor, or any of their corporate affiliates.

The Fund reserves the right to refuse exchange privileges by any person or broker-dealer if, in the Fund’s or Adviser’s opinion, (a) the exchange would adversely affect the Fund’s ability to invest according to its investment objectives and policies; (b) the Fund believes that a pattern of exchanges coincides with a “market timing” strategy (see “Disruptive Trading and Market Timing” in the Fund’s prospectus); or (c) otherwise adversely affect the Fund and its shareholders. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving written notice to shareholders at least 60 days in advance. Shareholders are urged to review their constituent documents and relevant requirements in order to verify pertinent limitations imposed by retirement plan or group annuity contract exchange limits as well as restrictions imposed by governing law.

Telephone Exchange Privileges

Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling (800) 243-1574 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her registered representative.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing to the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker-dealers other than VP Distributors have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. The Telephone Exchange Privilege is available only in states where shares being acquired may be legally sold.

If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, in order to exchange shares the shareholder must submit a written request to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit union, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.

HOW TO REDEEM SHARES

Any holder of shares of the Fund may require the Fund to redeem its shares at any time at the NAV per share next computed after receipt of a redemption request in proper written form by Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074, or by an authorized agent. To be in proper form to redeem shares, (1) the signature(s) of duly authorized representative(s) of the shareholder must appear in the appropriate place upon the stock power; (2) the stock power or any related instruction transmittal must specify the name and account number of the shareholder exactly as registered, as well as the name of the Fund; and (3) and all such signatures must be guaranteed by an eligible guarantor institution as determined in accordance with the standards and procedures established by the Transfer Agent. The signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the Fund’s Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Signature(s) must also be guaranteed on any change of address request submitted in conjunction with any redemption request. Additional documentation may be required for redemptions by corporations, partnerships or other organizations, or if redemption is requested by anyone other than the shareholder(s) of record. Redemption requests will not be honored until all required documents in proper form have been received.

In addition, the Fund maintains a continuous offer to repurchase their respective shares, and shareholders may normally sell their shares through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The redemption price in such case will be the price as of the close of trading of the NYSE on that day, provided the order is received by the dealer prior thereto, and is transmitted to the Distributor prior to the close of its business. No charge is made by the Fund on redemptions, but shares tendered through investment dealers may be subject to service charge by such dealers. Payment for shares redeemed will be made within three days after receipt of the duly endorsed share certificates (if issued) or written request; provided, however, that redemption proceeds will not be disbursed until each check used for purchase of shares has been cleared for payment by the investor’s bank, which may take up to 15 days after receipt of the check.

Telephone Redemption Privileges

Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shareholders may redeem shares valued at up to $100,000 by calling (800) 243-1574. The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker-dealers other than VP Distributors have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized person or third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time without prior notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be suspended temporarily and a shareholder should submit a written redemption request, as described above.

If the amount of the redemption is $500 or more, the proceeds may be wired to the shareholder’s designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by check to the address of record on the shareholder’s account.

Telephone redemption orders received and accepted by Transfer Agent on any day when Transfer Agent is open for business will be entered at the next determined NAV. However, telephone redemption orders received and accepted by Transfer Agent after the close of trading hours on the NYSE will be executed on the following business day. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days after receipt of the check.

Systematic Withdrawal Program

The Systematic Withdrawal Program (the “Program”) allows shareholders to periodically redeem a portion of their shares on predetermined monthly, quarterly, semiannual or annual dates. In order to participate in the Program, shareholders must provide written notice to the Transfer Agent specifying (a) the frequency in which Program redemptions are to occur, (b) the routing in which proceeds are to be directed into the shareholder’s account, and (c) the priority among Funds and classes of shares in which redemptions are to occur.

Except as provided below, Program payments will be made on or about the 20th day of the month during the frequency period selected by the shareholder. Program payments may also be processed through ACH to the shareholder’s account on or about the 10th, 15th or 25th day of each month. Participants may not redeem sums in any period in excess of the equivalent of 1% of aggregate Fund holdings (at the NAV on the date of redemption) during each month. Program redemptions will only be effected after the Fund has assured itself that good payment has been received for the purchase of shares which are to be redeemed.

Class X shareholders participating in the Program must at all times own shares of the Fund worth $100,000 or more in the aggregate as determined by the then-current NAV per share. Class Y shareholders participating in the Program must at all times own shares of the Fund worth $50,000 or more in the aggregate as determined by the then current NAV per share. A shareholder’s participation in the Program will also automatically terminate if redemptions are made outside the Program.

Redemption-in-Kind

To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. The Fund has elected to pay in cash all requests for redemption by any shareholder of record, but may limit such cash in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits its withdrawal. In case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the NAV per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Qualification as a Regulated Investment Company

The Fund has elected to qualify and intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. In each taxable year that the Fund qualifies as a RIC, it (but not its shareholders) will be relieved of United States federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that the Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently at a maximum rate of 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently at a maximum rate of 35%) on any undistributed long-term capital gains.

The Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98.2% of its capital gain net income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis if the Fund’s fiscal year ends on November 30 or December 31, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If the Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax.

The Code sets forth numerous requirements that must be satisfied in order for the Fund to qualify as a RIC.

The Fund must satisfy the following tests each year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other investment income; (b) meet specified diversification requirements at the end of each quarter of each taxable year, and (c) distribute annually to its shareholders as dividends (not including “capital gains dividends,” discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. The Fund intends to satisfy these requirements. With respect to the diversification requirement, the Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, United States government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than United States government securities or the securities of other RICs). The Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Fund will so qualify and continue to maintain its status as a RIC. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates and any capital gain dividend would not retain its character in the hands of the shareholder for tax purposes. The Code provides relief for certain de minimis failures to meet the asset or income tests or for certain failures due to reasonable cause. These relief provisions may prevent a Fund from being disqualified as a RIC and/or reduce the amount of tax on the Fund’s income as a result of the failure to meet certain tests.

Taxation of Distributions to Shareholders

Pursuant to the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income (“QDI”) and long-term capital gains are taxed at a lower tax rate (generally 15%) for individual shareholders. The reduced rate for QDI applies to dividends from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period applicable to both the Fund and its shareholders. Ordinary distributions made by the Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI. This lower rate is only effective for tax years ending before January 1, 2013. Beginning with 2013, the tax rate may change. In addition, beginning with 2013, an additional 3.8% tax will apply to the lesser of (i) an individual’s net investment income or (ii) the excess of modified adjusted gross income over $200,000 (in the case of single filers) or $250,000 (in the case of a joint return).

Distributions made by the Fund from ordinary investment income and net short-term capital gains will be taxed to the Fund’s shareholders of the Fund as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are reported by the Fund as capital gain dividends in written statements furnished to its shareholders (e.g., form 1099) will be taxed to the shareholders as long-term capital gain and will not be eligible for the corporate dividends-received deduction.

Dividends declared by the Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1 of such following year). Also, shareholders will be taxable on amounts reported by a

Fund in written statements to shareholders as capital gain dividends, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own United States federal income tax liability for taxes paid by the Fund on such undistributed capital gains, if any.

Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under the Fund’s distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

Shareholders should be aware that the price of shares of the Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the NAV of shares below a shareholder’s cost and thus represent a return of a shareholder’s investment in an economic sense.

A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

The Fund intends to accrue dividend income for United States federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

Shareholders should consult their own tax advisor about their tax situation.

Income and capital gain distributions are determined in accordance with rules set forth in the Code and the Treasury Regulations promulgated thereunder (the “Regulations”) that may differ from United States Generally Accepted Accounting Principles.

Taxation of Debt Securities

Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

The Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect the Fund’s ability to distribute adequate income to qualify as a RIC.

Taxation of Derivatives and Foreign Currency Transactions

Many futures contracts and foreign currency contracts entered into by the Fund and all listed nonequity options written or purchased by the Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position is treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund’s taxable year (and generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for United States federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund’s portfolio.

Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If such an option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If such an option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund’s risk of loss with respect to such stock could be treated as a “straddle” that is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any “qualified covered call options” on stock options written by the Fund.

Positions of the Fund which consist of at least one debt security not governed by Section 1256 of the Code and at least one futures or currency contract or listed nonequity option governed by Section 1256 of the Code that substantially diminishes the Fund’s risk of loss with respect to such debt security are treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for United States federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary income or loss. Generally, these gains and losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of the Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating the Fund’s income or deferring its losses.

The United States Internal Revenue Service (“IRS”) has not provided guidance on the tax consequences of certain investments and other activities that the Fund may make or undertake. While the Fund will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, guarantees cannot be given that the IRS or a court will concur with the Fund’s treatment and that adverse tax consequences will not ensue.

Taxation of Foreign Investments

If the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to special United States federal income taxation rules applicable to any “excess distribution” with respect to, such stock or gain from the disposition of such stock treated as an “excess distribution.” . The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in certain passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

The Fund may be subject to tax on dividend or interest income received from securities of non-United States issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund’s total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to “pass through,” each shareholder will receive a written statement from the Fund identifying the amount of each shareholder’s pro rata share of (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources. In addition, if at least 50% of the value of a Fund’s assets at the close of each quarter of the tax year is represented by interests in other RICs, then such Fund may “pass through” foreign income taxes paid without regard to whether more than 50% of the Fund’s total assets at the close of the tax year consisted of stock and securities issued by foreign corporations.

Sale or Exchange of Fund Shares

Gain or loss will be recognized by a shareholder upon the sale of his or her shares in a Fund or upon an exchange of his or her shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under “wash sale” rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder’s sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend distributed with respect to such shares. The “wash sale” restrictions also apply to an investor who holds a security within a tax-deferred account and also in a taxable account; sales and repurchases between two accounts will be considered as wash sales.

Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Tax Information

Written notices will be sent by United States mail to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount of capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

Important Notice Regarding Taxpayer IRS Certification and Backup Withholding

Pursuant to the Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the specified rate in effect when such payments are made, for an account which does not have a taxpayer identification number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Fund will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns. The Fund will also provide this same information to the IRS in the manner required by the IRS. Depending on your state of residence, the information may also be filed with your state taxing authority.

Some shareholders may be subject to withholding of United States federal income tax on dividends and redemption payments from the Fund (“backup withholding”) at the specified rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, a shareholder must, at the time an account is opened, certify under penalties of perjury that the social security number or taxpayer identification number (“TIN”) furnished is correct and that he or she is not subject to backup withholding. From time to time, the shareholder may also be requested to provide certification of the validity of their TIN.

Foreign Shareholders

Dividends paid by the Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under an applicable tax treaty. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

Other Tax Consequences

In addition to the certain United States federal income tax consequences described above, there may be other foreign, United States federal, state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices in effect as of March 2011, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS or any other tax authority with respect to any of the tax matters discussed above.

From time to time, proposals are introduced before the United States Congress that if enacted would affect the foregoing discussion with respect to taxes and could also affect the availability of certain investments to a Fund.

The information included in the Prospectus with respect to taxes, including this section entitled Dividends, Distributions and Taxes, is a general and abbreviated summary of applicable provisions of the Code and Regulations as interpreted by the courts and the IRS as of March 2011 and is not intended as tax advice to any person. The Code and Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their own tax advisors with specific reference to their own tax situation, including the potential application of United States federal, state, local and foreign tax laws.

Except as expressly set forth above, the foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, i.e., United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a United States withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from United States sources under the Code. The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as dealers in securities or currencies, traders in securities, banks, tax-exempt entities, life insurance companies, persons holding an interest in the Fund as a hedge or as part of a straddle or conversion transaction, or holders whose functional currency is not the United States dollar.

THE DISTRIBUTOR

VP Distributors (the “Distributor”), which has undertaken to use its best efforts to find purchasers for shares of the Fund, serves as the national distributor of the Fund’s shares. VP Distributors is located at 100 Pearl Street, Hartford, Connecticut 06103. Shares of the Fund are offered on a continuous basis. Pursuant to an Underwriting Agreement covering all classes of shares and distribution methods, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. VP Distributors may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with VP Distributors. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the NAV per share of the Fund.

From its own resources or pursuant to the Trust’s Distribution Plan, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

Administrative Services

VP Distributors also acts as administrative agent (“Administrator”) of the Trust. For its services as Administrator, VP Distributors receives an administration fee based upon the average net assets across all non-money market series of the Virtus Mutual Funds at the following annual rates:

First $15 billion	0.10%
$15+ billion to $30 billion	0.095%
$30+ billion to $50 billion	0.09%
Over $50 billion	0.085%

For the money market funds, the fee is 0.015% of the average net assets across all money market funds within Virtus Mutual Funds. From April 14, 2010 until December 31, 2010, the fee was based upon the average net assets across all non-money market series of the Virtus Mutual Funds at the annual rate of 0.10%.

Prior to April 14, 2010, VP Distributors was paid at the following incremental annual rates (based upon average net assets across all non-money market series of Virtus Mutual Funds):

First $5 billion	0.09%
$5+ billion to $15 billion	0.08%
Greater than $15 billion	0.07%

For the money market Funds, the fee was 0.035% of the average net assets across all Virtus money market Funds within the Virtus Mutual Funds.

For its services during the Fund’s fiscal year ended December 31, 2008, 2009 and 2010. VP Distributors received $72,007, $49,100 and $44,422 respectively.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) acts as sub-administrative and accounting agent of the Trust. For its services in this capacity, BNY Mellon receives a fee based on the average net assets across all non-money market funds within the Virtus Mutual Funds at the following incremental rates:

First $5 billion	0.0475%
Next $10 billion	0.042%
Over $15 billion	0.03%

For the money market Funds, the fee is 0.02% of the average net assets across all Virtus money market Funds within the Virtus Mutual Funds. For the purposes of applying the fee breakpoints, the Virtus Mutual Funds’ average net assets may be aggregated with the average net assets of a non-affiliated fund complex for which VP Distributors acts as administrator.

DISTRIBUTION PLAN

The Trust has adopted a distribution plan on behalf of the Fund’s Class Y Shares pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). The Plan permits the Fund to compensate the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of Class Y Shares of the Fund. Pursuant to the Plan, the Fund shall pay the Distributor an amount equal to 0.25% of the average daily net assets of the Class Y Shares for providing services to Class Y shareholders, including assistance in connection with inquiries related to shareholder accounts. In the case of shares of the Fund being sold to an affiliated fund of funds, fees payable under the Plan shall be paid to the distributor of the fund of funds.

VP Distributors will retain all or a portion of the continuing distribution fee assessed to Class Y shareholders to finance commissions and related marketing expenses. VP Distributors intends to pay broker-dealers and exempt financial institutions with whom it has sales agreements a service fee of 0.25% of the average daily NAV of Class Y Shares sold by such broker-dealers and exempt financial institutions, subject to future amendment or termination.

In order to receive payments under the Plan, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund’s Class Y shareholders, or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant, or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment, or other processing.

On a quarterly basis, the Trustees of the Trust review a report on expenditures under the Plan and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plan will be continued. By its terms, continuation of the Plan from year to year is contingent on annual approval by a majority of the Trustees of the Trust and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any related agreements (the “Plan Trustees”). The Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without approval of the Class Y shareholders of the Fund and that other material amendments to the Plan must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan further provides that while it is in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding Class Y Shares of the Fund.

For the fiscal year ended December 31, 2010, the Fund paid Rule 12b-1 Fees in the amount of $271, of which VP Distributors received $271 and unaffiliated broker-dealers received $0. Distributor expenses under the Plans consisted of: (1) compensation to dealers, $0; (2) compensation to sales personnel, $102,640; (3) advertising costs, $14,078; (4) printing and mailing prospectuses to other than current shareholders, $10,171; and (5) other expenses, $23,408.

No interested persons of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the 1940 Act, has any direct or indirect financial interest in the operation of the Plan or related agreements.

The Board of Trustees has also adopted a Plan pursuant to Rule 18f-3 of the 1940 Act permitting the issuance of shares in multiple classes.

MANAGEMENT OF THE TRUST

The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust (“Trustees”) are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.

Trustees and Officers

The Trustees are responsible for the overall supervision of the Fund, including establishing the Fund’s policies, general supervision and review of their investment activities. The officers who administer the Fund’s daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 100 Pearl Street, Hartford, Connecticut 06103. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Leroy Keith, Jr. YOB: 1939	Served since 1996.	46	Chairman, Bloc Global Services Group, LLC (construction and redevelopment company) (2010 to present). Managing Director, Almanac Capital Management (commodities business) (2007 to 2008). Partner, Stonington Partners, Inc. (private equity firm) (2001 to 2007). Director/Trustee, Wells Fargo Advantage Funds (152 portfolios) (2010 to present). Director/Trustee, Evergreen Funds (88 portfolios) (1989 to 2010). Director, Diversapak (soft packaging company) (2002 to present). Director, Obaji Medical Products (skin care company) (2003 to 2007).

Philip McLoughlin Chairman YOB: 1946	Served since 1996.	58	Managing Director, SeaCap Asset Management Fund I, L.P. (2009 to present) and SeaCap Partners, LLC (investment management) (2009 to 2010). Partner, Cross Pond Partners, LLC (strategy consulting firm) (2006 to present). Chairman, World Trust Fund (2010 to present), Director, (1991 to present). Chairman and Trustee, Virtus Varibale Insrance Trust (formerly The Phoenix Edge Series Fund) (2003 to present). Director, DTF Tax-Free Income Fund, Inc., Duff & Phelps Utility and Corporate Bond Trust, Inc. and DNP Select Income Fund Inc. (2009 to present). Director, Argo Group International Holdings, Inc. and its predecessor, PXRE Corporation (insurance) (1985 to 2009).

Geraldine M. McNamara YOB: 1951	Served since 2001.	49	Retired. Managing Director, U.S. Trust Company of New York (private bank) (1982 to 2006). Director, DTF Tax-Free Income Fund, Inc., Duff & Phelps Utility and Corporate Bond Trust, Inc. (2003 to present) and DNP Select Income Fund Inc. (2009 to present).

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

James M. Oates YOB: 1946	Served since 1996.	46	Managing Director, Wydown Group (consulting firm) (1994 to present). Chairman and Trustee, John Hancock Trust (115 portfolios) and John Hancock Funds II (87 portfolios) (2005 to present). Director, Stifel Financial (1996 to present). Chairman (2010 to present), Director, Connecticut River Bank (1999 to present) and Connecticut River Bancorp (1998 to present). Chairman, Emerson Investment Management, Inc. (2000 to present). Director, New Hampshire Trust Company (2002 to present). Director, Beaumont Financial Partners, LLC (2000 to present). Chairman (1997-2006) and Non-Executive Chairman (2007 to present), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services). Emeritus Trustee (2006 to present), President of the Board (1999 to 2006) and Trustee (1985 to 2006), Middlesex School. Director, Investors Bank and Trust Co. and Investors Financial Services Corporation (1995 to 2007). Trustee, John Hancock Funds III (2005 to 2006).

Richard E. Segerson YOB: 1946	Served since 1996.	46	Managing Director, Northway Management Company (1998 to present).

Ferdinand L.J. Verdonck YOB: 1942	Served since 2006.	46	Director, The J.P. Morgan European Investment Trust (1998 to present). Director, Groupe SNEF (electric and electronic installations) (1998 to present). Director, Galapagos N.V. (biotechnology) (2005 to present). Chairman, Amsterdam Molecular Therapeutics N.V. (biotechnology) (2007 to present). Director, Movetis N.V. (biotechnology) (2008 to 2010). Chairman, EASDAQ (stock exchange) (2001 to 2007). Chairman, Banco Urquijo (1998 to 2006).

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Positions with Trust and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships

George R. Aylward* Trustee and President YOB: 1964	Served since 2006.	48	Director, President and Chief Executive Officer (since 2008), Director and President (2006 to 2008), Chief Operating Officer (2004 to 2006), Vice President, Finance, (2001 to 2002), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Senior Executive Vice President and President, Asset Management (2007 to 2008), Senior Vice President and Chief Operating Officer, Asset Management (2004 to 2007), Vice President and Chief of Staff (2001 to 2004), The Phoenix Companies, Inc. Various senior officer and directorship positions with Phoenix affiliates (2005 to 2008). President (2006 to present), Executive Vice President (2004 to 2006), the Virtus Mutual Funds Family. Chairman, President and Chief Executive Officer, The Zweig Fund Inc. and The Zweig Total Return Fund Inc. (2006 to present).

*	Mr. Aylward is an “interested person” as defined in the Investment Company Act of 1940, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Executive Vice President, Head of Product Management (2009 to present), Senior Vice President, Asset Management Product Development (2008 to 2009), Senior Vice President, Asset Management Product Development (2005 to 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Director (2008 to present), Director and President (2006 to 2007), VP Distributors, Inc. (f/k/a Phoenix Equity Planning Corporation). Director and Senior Vice President, Virtus Investment Advisers (2008 to present).

Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (2008-present) and Chief Compliance Officer (2008-2011), Virtus Investment Partners, Inc.; Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary, of certain investment companies within the Virtus Mutual Funds Complex (since 2011); Vice President and Counsel, The Phoenix Cos., Inc. (2003-2008).

Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (2009 to present), Vice President, Counsel and Secretary, Virtus Investment Partners, Inc. and/or certain of its subsidiaries (2008 to 2009). Vice President and Counsel, Phoenix Life Insurance Company (2005 to 2008). Compliance Officer of Investments and Counsel, Travelers Life & Annuity Company (January 2005 to May 2005). Assistant General Counsel and certain other positions, The Hartford Financial Services Group (1995 to 2005).

Name, Address and Year of Birth	Position(s) held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

W. Patrick Bradley YOB: 1972	Chief Financial Officer and Treasurer, since 2006.	Senior Vice President, Fund Administration (2009 to present), Vice President, Fund Administration (2007 to 2009), Second Vice President, Fund Control & Tax (2004 to 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (2006 to present), Assistant Treasurer (2004 to 2006), The Phoenix Edge Series Fund. Chief Financial Officer and Treasurer (2005 to present), Assistant Treasurer (2004 to 2006), certain funds within the Virtus Mutual Funds Family.

Qualifications and Experience of the Board

In addition to the information set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

George R. Aylward

In addition to his positions with the Trust, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, the Subadviser and the Distributor to the Trust, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director of two closed-end funds managed by an affiliate of the Adviser.

Leroy Keith, Jr.

Dr. Keith has served in various roles in business and education, and has over 24 years of experience serving as a trustee to various mutual fund families. He holds both a masters degree and a doctorate in education and business administration. Dr. Keith has also served as an executive in commodities businesses for a number of years, and he has broad experience with respect to corporate governance and organizational leadership.

Philip R. McLoughlin

Mr. McLoughlin has extensive knowledge regarding asset management and the financial services industry, having served for a number of years in various executive and director positions of the company that is now Virtus and its affiliates, culminating in his role as chairman and chief executive officer. He also served as legal counsel and chief compliance officer to the investment companies associated with those companies at the time, giving him an understanding of the legal and compliance issues applicable to mutual funds. Mr. McLoughlin also has worked with U.S. and foreign companies in the insurance and reinsurance industry. He is also a Director of three closed-end funds managed by an affiliate of the Adviser.

Geraldine M. McNamara

Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara’s decades of advising individuals on their personal financial management have given her an enhanced understanding of the goals and expectations that individual investors bring to the Funds, ensuring that this important perspective is regularly included in the deliberations of the Board. Ms. McNamara is also a Director of three closed-end funds managed by an affiliate of the Adviser.

James M. Oates

Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as the Chairman of the Board of a family of mutual funds unaffiliated with the Trust, with over $100 billion in assets.

Richard E. Segerson

Mr. Segerson has served in financial and other executive roles with various operating companies, including serving as the Chief Financial Officer, Controller and Chief Operating Officer of such entities. These roles have provided him with an understanding of financial and operational issues, as has his experience as a public accountant. Mr. Segerson also has over 27 years of experience serving as a trustee to various mutual funds, and he holds an MBA. Mr. Segerson also has served for a number of years as the Managing Director of a family office, providing wealth management services to individuals. This experience enhances his understanding of the perspective of individual fund shareholders.

Ferdinand L.J. Verdonck

Mr. Verdonck brings to the Board a broad background in finance, investments, banking and international business. His experience includes serving as the chief financial officer of the U.S. subsidiary of an international company, and as a senior vice president of a major U.S. investment firm. He also holds degrees in both law and economics. Mr. Verdonck has served for more than 25 years on the boards and audit committees of various U.S. and foreign companies.

Leadership Structure of the Board

The Board is currently composed of seven trustees, including six trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each, an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established several standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board has appointed Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Trust’s service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus, but he is now an Independent Trustee because Virtus is no longer affiliated with The Phoenix Companies, Inc. (which was its parent company when Mr. McLoughlin retired), as well as the passage of time and the manner in which Mr. McLoughlin conducts his trusteeship. Therefore, he has the ability to provide independent oversight of the Trust’s operations within the context of his detailed understanding of the perspective of the Adviser and the Trust’s other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Trust’s operations and meaningful representation of the shareholders’ interests.

The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Trust, provides the Board with the Adviser’s perspective in managing and sponsoring the Virtus Mutual Funds as well as the perspective of other service providers to the Trust. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Risk Oversight by the Board

As a registered investment company, the Trust is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Trust’s risk management structure by the Trust’s Adviser, Administrator, Distributor, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. The Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Trust’s service providers and officers. The Trust’s Adviser, Subadviser, Distributor, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.

The Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds and senior management of the Subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that a Fund changes a primary investment strategy, the Board generally is consulted in advance with respect to such change.

The Board receives regular written reports from the Trust’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Funds’ portfolios, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Funds’ portfolios. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.

The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and the Adviser’s ultimate parent company, Virtus, and meets regularly with the Trust’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the Subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

In its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Adviser, the Subadviser and the Distributor relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.

The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Funds and the other funds in the Virtus Mutual Funds family, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board

The Board of Trustees has established several standing committees to oversee particular aspects of the Funds’ management.

The Audit Committee.  The Audit Committee is responsible for overseeing the Funds’ accounting and auditing policies and practices. The Audit Committee reviews the Funds’ financial reporting procedures, their system of internal control, the independent audit process, and the Funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are James M. Oates, Chairperson, Dr. Leroy Keith, Jr., Philip R. McLoughlin, Geraldine M. McNamara, Richard E. Segerson and Ferdinand L.J. Verdonck. The Committee met four times during the Trust’s last fiscal year.

The Executive Committee.  The function of the Executive Committee is to serve as a delegate of the full Board of Trustees, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are Philip R. McLoughlin, Chairperson, Dr. Leroy Keith, Jr., and James M. Oates. Each of the members is an Independent Trustee. The Committee did not meet during the Trust’s last fiscal year.

The Governance and Nominating Committee.  The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are Dr. Leroy Keith, Jr., Chairperson, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates, Richard E. Segerson and Ferdinand L.J. Verdonck. The Committee met three times during the Trust’s last fiscal year.

The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.

The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Compensation

Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Fund who are interested persons are compensated for their services by the Adviser of the Fund, or an affiliate of the Adviser of the Fund, and receive no compensation from the Fund. The Trust does not have any retirement plan for its Trustees.

For the Trust’s fiscal year ended December 31, 2010, the Trustees received the following compensation:

Name of Trustee	Aggregate Compensation From Trust	Total Compensation From Trust and Fund Complex (51 Funds) Paid to Trustees

Independent Trustees
Leroy Keith, Jr.	$514	$153,000
Philip R. McLoughlin	$765	$400,354
Geraldine M. McNamara	$497	$200,328
James M. Oates	$524	$156,000
Richard E. Segerson	$490	$146,000
Ferdinand L.J. Verdonck	$484	$144,000

Interested Trustee
George R. Aylward	$ 0	$ 0

Trustee Ownership of Securities

Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in the Institutional Bond Fund	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies

Independent Trustees
Leroy Keith, Jr.	None	$10,001-$50,000
Philip R. McLoughlin	None	Over $100,000
Geraldine M. McNamara	None	Over $100,000
James M. Oates	None	Over $100,000
Richard E. Segerson	None	Over $100,000
Ferdinand L.J. Verdonck	None	Over $100,000

Interested Trustee
George R. Aylward	None	Over $100,000

At April 5, 2011, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Fund.

Principal Shareholders

The following table sets forth information as of April 5, 2011 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Fund’s equity securities.

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
BOARD OF TRUSTEES REFRIGERATION AIR CONDITIONING & SERVICE DIVISION (UA-NJ) PENSION FUND DTD 09/06/68 c/o I E SHAFFER & CO WEST TRENTON NJ 08628-0230	Institutional Bond Fund – X	21.76%	293,049.545

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares

CHARLES QUIMBY ELLIS BLANK TTEES RE-SOLVE SITE TR FUND C/O RACKEMANN SAWYER & BREWSTER BOSTON MA 02110-1700	Institutional Bond Fund – X	20.84%	280,688.637

GLENN D SHAFFER TTEE PLUMBERS & PIPEFITTERS LOCAL UNION NO 9 PENSION FUND I E SHAFFER & CO PO BOX 1028 WEST TRENTON NJ 08628-0230	Institutional Bond Fund – X	31.61%	425,683.082

ORCHARD TRUST COMPANY LLC TTEE(1) FBO WASHINGTON REGIONAL RETIREMENT PLANS C/O FASCORE LLC GREENWOOD VILLAGE CO 80111-5002	Institutional Bond Fund – X	14.65%	197,339.749

ROBERT KEOGH TTEE SHEET METAL WORKERS NO 17 INSURANCE FUND DORCHESTER CTR MA 02124-5710	Institutional Bond Fund – X	8.80%	118,459.651

VP DISTRIBUTORS INC ATTN CORP ACCOUNTING 100 PEARL ST HARTFORD CT 06103-4506	Institutional Bond Fund – Y	100%	3,559.043

(1)	These entities are omnibus accounts for many individual shareholder accounts. The Fund is not aware of the size or identity of the underlying individual accounts.

ADDITIONAL INFORMATION

Capital Stock and Organization

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in one Fund and different classes of that Fund. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of the Fund vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the shareholders may call the meeting. The Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of the Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to the Fund and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of the Fund or class. The underlying assets of the Fund or class are required to be segregated on the books of account, and are to be charged with the expenses in respect to the Fund or class and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to the Fund or a class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

As a Delaware statutory trust, the Trust’s operations are governed by its Agreement and Declaration of Trust dated August 17, 2000, as amended. A copy of the Trust’s Certificate of Trust, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust’s Agreement and Declaration of Trust, as amended. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “Delaware Act”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust’s Agreement and Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability. To guard against this risk, the Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust’s business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

The Agreement and Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Agreement and Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Under the Agreement and Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Prior to March 1, 1996, the Institutional Bond Fund existed as the Managed Bond Account (Separate Account P), a separate investment account of Phoenix Life Insurance Company (“Phoenix”), pursuant to the insurance laws of the State of New York and the laws of other states. The separate account was maintained for the purpose of investing amounts allocated thereto by Phoenix under certain group annuity contracts issued by Phoenix in connection with pension or profit-sharing plans which meet the requirements of Section 401(a) of the Code, as amended. The separate account was not an investment company pursuant to the 1940 Act. On October 16, 1995, the Board of Directors of Phoenix approved the conversion of the separate account into a corresponding series of the Trust. As of March 1, 1996, the net assets of each separate account were transferred into the Fund in exchange for shares of that Fund which were credited to each contractholder in accordance with the value of that contractholder’s separate account units as of the close of business on such date. Each separate account was then terminated.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP audits the Trust’s annual financial statements and expresses an opinion thereon.

Custodian and Transfer Agent

Currently, PFPC Trust Company, 301 Bellevue Parkway, Wilmington, DE 19809, serves as Custodian for the assets of the Fund. As of July 18, 2011, The Bank of New York Mellon, One Wall Street, New York, NY 10286 will serve as Custodian for the Fund. The Trust has authorized the Custodian to appoint one or more subcustodians for the assets of the Fund held outside the United States.

VP Distributors, 100 Pearl Street, Hartford, CT 06103, acts as Transfer Agent for the Trust (the “Transfer Agent”). Pursuant to a Transfer Agent and Service Agreement, VP Distributors receives a fee, based on the average net assets across all series of Virtus Mutual Funds at an annual rate ranging from 0.045% to 0.0025%, depending on asset class. Pursuant to an agreement among the Trust, VP Distributors and BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”), BNY Mellon serves as subagent to perform certain shareholder servicing functions for the Funds. For performing such services, BNY Mellon receives a monthly fee from the Trust. Fees paid by the Fund, in addition to the fee paid to VP Distributors, will be reviewed and approved by the Board of Trustees.

Report to Shareholders

The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report, containing financial statements audited by the Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year, and is available without charge upon request.

Financial Statements

The Financial Statements for the Fund’s fiscal year ended December 31, 2010, appearing in the 2010 Annual Report to Shareholders are incorporated herein by reference.

APPENDIX

Moody’s Investors Service, Inc. Corporate Bond Ratings

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard and Poor’s Corporation’s Corporate Bond Ratings

AAA—This is the highest rating assigned by Standard & Poor’s (“S&P”) to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D—Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Fitch Investor Services, Inc.

AAA—Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA—Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A—Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB—Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B—Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC—Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC—Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C—Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D—Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) Minus (-)—Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within certain rating categories.

Duff & Phelps Credit Rating Co. Rating Scale—Duff & Phelps (not affiliated with the Fund or DPIM) offers ratings for short-term and long-term debt, preferred stock, structured financings, and insurer’s claims paying ability. D&P ratings are specific to credit quality, i.e., the likelihood of timely payment for principal, interest, and in the case of a preferred stock rating, preferred stock dividends. The insurance company claims paying ability ratings reflect an insurer’s ability to meet its claims obligations.

VIRTUS INSTITUTIONAL TRUST

PART C — OTHER INFORMATION

Item 28.	Exhibits

a.1.	Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via EDGAR with Post Effective Amendment No. 14 (File No. 033-80057) on October 30, 2000, and incorporated herein by reference.

a.2.	Amendment to Agreement and Declaration of Trust of the Registrant, dated November 16, 2006, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-80057) on April 23, 2007, and incorporated herein by reference.

b.1.	Amended and Restated By-Laws of the Registrant, adopted November 16, 2005, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-80057) on April 23, 2007, and incorporated herein by reference.

b.2.	Amendment No. 1 dated August 23, 2006 to the Amended and Restated By-Laws of the Registrant, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-80057) on April 23, 2007, and incorporated herein by reference.

c.	Reference is made to Registrant’s Agreement and Declaration of Trust. See Exhibit a.

d.1.	Amended and Restated Investment Advisory Agreement between Registrant and Virtus Investment Advisers, Inc. (“VIA”), dated November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 18 (File No. 033-80057) on April 25, 2003, and incorporated herein by reference.

d.2.	First Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA, dated March 3, 2005, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-80057) on December 16, 2005, and incorporated herein by reference.

d.3.	Subadvisory Agreement between VIA and Goodwin Capital Advisers, Inc. (“Goodwin”) on behalf of the Fund, dated April 1, 2007, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-80057) on April 23, 2007, and incorporated herein by reference.

d.4.	First Amendment to Subadvisory Agreement between VIA and Goodwin on behalf of the Fund, dated January 1, 2009, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-80057) on April 28, 2010, and incorporated herein by reference.

d.5.	Second Amendment to Subadvisory Agreement between VIA and Goodwin on behalf of the Fund, dated October 1, 2009, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-80057) on April 28, 2010, and incorporated herein by reference.

e.1.	Underwriting Agreement between Registrant and VP Distributors, Inc. (“VP Distributors”), dated November 19, 1997, filed via EDGAR as Exhibit (6)(a) with Post-Effective Amendment No. 9 (File No. 033-80057) on April 28, 1998, and incorporated herein by reference.

e.2.*	Form of Sales Agreement between VP Distributors and dealers (March 15, 2011), filed via EDGAR herewith.

f.	None.

g.1.	Custodian Services Agreement between Registrant and PFPC Trust Company dated November 23, 2009, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-80057) on April 28, 2010, and incorporated herein by reference.

g.2.	Letter of Delegation pursuant to Rule 17f-5 and Rule 17f-7 under the Investment Company Act of 1940 between Registrant and PFPC Trust Company, dated November 23, 2009, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-80057) on April 28, 2010, and incorporated herein by reference.

g.3*	First Amendment to Custodian Services Agreement between Registrant and PFPC Trust dated June 30, 2010, filed via EDGAR herewith.

g.4*	First Amendment to Letter of Delegation pursuant to Rule 17f-5 and Rule 17f-7 under the Investment Company Act of 1940 between Registrant and PFPC Trust Company, dated June 30, 2010, filed via EDGAR herewith.

h.1.	Amended and Restated Transfer Agency and Service Agreement between the Virtus Mutual Funds and VP Distributors, Inc., dated January 1, 2010, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-80057) on April 28, 2010, and incorporated herein by reference.

h.2.	Amended and Restated Sub-Transfer Agency and Service Agreement among the Virtus Mutual Funds, VP Distributors, Inc. and Boston Financial Data Services, Inc., dated January 1, 2010,

Item 28.	Exhibits

filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-80057) on April 28, 2010, and incorporated herein by reference.

h.3.	Second Amended and Restated Expense Limitation Agreement between Registrant and VIA, dated August 23, 2007, filed via EDGAR with Post-Effective Amendment No. 26 (File No. 033-80057) on April 28, 2008, and incorporated herein by reference.

h.4.	Amended and Restated Administration Agreement among the Virtus Mutual Funds and VP Distributors, Inc. dated January 1, 2010, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-80057) on April 28, 2010, and incorporated herein by reference.

h.5.	Sub-Administration and Accounting Services Agreement Among VP Distributors, Inc., the Virtus Mutual Funds, and PNC Global Investment Servicing (U.S.) Inc., dated January 1, 2010, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-80057) on April 28, 2010, and incorporated herein by reference.

h.6.	First Amendment to Amended and Restated Administration Agreement between the Virtus Mutual Funds and VP Distributors dated April 14, 2010, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-80057) on April 28, 2010, and incorporated herein by reference.

h.7.	Amendment to Amended and Restated Transfer Agent and Service Agreement between the Virtus Mutual Funds and VP Distributors dated April 14, 2010, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-80057) on April 28, 2010, and incorporated herein by reference.

h.8.*	Second Amendment to Amended and Restated Transfer Agent and Service Agreement between the Virtus Mutual Funds and VP Distributors dated March 15, 2011, filed via EDGAR herewith.

h.9.*	First Amended and Restated Schedule A to Sub-Transfer Agency and Service Agreement between the Virtus Mutual Funds, VP Distributors, Inc. and Boston Financial Data Services, Inc., effective as of June 30, 2010, filed via EDGAR herewith.

h.10.*	Second Amended and Restated Schedule A to Sub-Transfer Agency and Service Agreement between the Virtus Mutual Funds, VP Distributors, Inc. and Boston Financial Data Services, Inc., effective as of September 14, 2010, filed via EDGAR herewith.

h.11.*	Third Amended and Restated Schedule A to Sub-Transfer Agency and Service Agreement between the Virtus Mutual Funds, VP Distributors, Inc. and Boston Financial Data Services, Inc., effective as of March 15, 2011, filed via EDGAR herewith.

h.12.*	Second Amendment to Amended and Restated Administration Agreement among the Virtus Mutual Funds and VP Distributors dated June 30, 2010 filed via EDGAR herewith.

h.13.*	Third Amendment to Amended and Restated Administration Agreement among the Virtus Mutual Funds and VP Distributors dated September 14, 2010, filed via EDGAR herewith.

h.14.*	Fourth Amendment to Amended and Restated Administration Agreement among the Virtus Mutual Funds and VP Distributors dated January 1, 2011, filed via EDGAR herewith.

h.15.*	Fifth Amendment to Amended and Restated Administration Agreement among the Virtus Mutual Funds and VP Distributors dated March 15, 2011, filed via EDGAR herewith.

h.16.*	First Amendment to Sub-Administration and Accounting Services Agreement among the Virtus Mutual Funds and PNC Global Investment Servicing (U.S.) Inc. dated June 30, 2010 filed via EDGAR herewith.

h.17.*	Second Amendment to Sub-Administration and Accounting Services Agreement among the Virtus Mutual Funds and PNC Global Investment Servicing (U.S.) Inc. dated September 14, 2010 filed via EDGAR herewith.

h.18.*	Third Amendment to Sub-Administration and Accounting Services Agreement among the Virtus Mutual Funds and PNC Global Investment Servicing (U.S.) Inc. dated March 15, 2011 filed via EDGAR herewith.

i.	Opinion of Counsel, filed via EDGAR with Post Effective Amendment No. 14 (File No. 033-80057) on October 30, 2000 and incorporated herein by reference.

j.*	Consent of Independent Registered Public Accounting Firm filed herewith.

k.	None.

l.	Initial Capitalization Agreement, filed via EDGAR as Exhibit (13) with Pre-Effective Amendment No. 1 (File No. 033-80057) on February 2, 1996 and incorporated herein by reference.

m.	Class Y Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act

Item 28.	Exhibits

of 1940, dated March 1, 2007, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-80057) on April 23, 2007, and incorporated herein by reference.

n.1.	Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, adopted August 19, 2009, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-80057) on April 28, 2010, and incorporated herein by reference.

n.2.*	First Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, adopted June 30, 2010, filed via EDGAR herewith.

n.3.*	Second Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, adopted September 14, 2010, filed via EDGAR herewith.

n.4.*	Third Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, adopted March 15, 2011, filed via EDGAR herewith.

o.	Reserved.

p.1.	Amended and Restated Code of Ethics of the Virtus Mutual Funds and the Distributor (VP Distributors), dated November 2008, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-80057) on April 28, 2009, and incorporated herein by reference.

p.2.	Amended and Restated Code of Ethics of the Adviser (VIA) dated November 2008, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-80057) on April 28, 2009, and incorporated herein by reference.

p.3.	Code of Ethics of the Subadviser (Goodwin) dated January 2009, filed via EDGAR with Post-Effective Amendment No. 29 (File No. 033-80057) on April 28, 2010, and incorporated herein by reference.

q.	Power of Attorney for all Trustees dated February 28, 2008, filed via EDGAR with Post-Effective Amendment No. 26 (File No. 033-80057) on April 28, 2008, and incorporated herein by reference.

*	Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with the Trust.

As of the date hereof, to the best knowledge of the Registrant, no person is directly or indirectly controlled by or under common control with the Trust.

Item 30.	Indemnification.

The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties. The Amended and Restated Investment Advisory Agreement, Underwriting Agreement, Custodian Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser.

See “Management of the Fund” in the Prospectus and “Services of the Adviser and Subadviser” in the Statement of Additional Information which is included in this Post-Effective Amendment, for information regarding the business of the Adviser.

For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser’s and Subadviser’s current Form ADV (SEC File No. 801-5995 for VIA and SEC File No. 801-8177 for Goodwin) filed under the 1940 Act and incorporated herein by reference.

Item 32.	Principal Underwriter.

(a) VP Distributors serves as the principal underwriter for the following registrants:

Virtus Equity Trust, Virtus Insight Trust, Virtus Institutional Trust, Virtus Opportunities Trust.

(b) Directors and Executive Officers of VP Distributors are as follows:

Name and Principal Address	Positions and Offices with Distributor	Positions and Offices with Registrant
George R. Aylward 100 Pearl Street Hartford, CT 06103	Director and Executive Vice President	Trustee and President

Kevin J. Carr 100 Pearl Street Hartford, CT 06103	Vice President, Counsel and Secretary	Vice President, Counsel, Chief Legal Officer and Secretary

Jeffrey Cerutti 100 Pearl Street Hartford, CT 06103	Director and President	None

Nancy J. Engberg 100 Pearl Street Hartford, CT 06103	Vice President and Assistant Secretary	Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary

David Hanley 100 Pearl Street Hartford, CT 06103	Vice President and Treasurer	None

David C. Martin 100 Pearl Street Hartford, CT 06103	Vice President and Chief Compliance Officer	None

Francis G. Waltman 100 Pearl Street Hartford, CT 06103	Director	Senior Vice President

(c) To the best of the Registrant’s knowledge, no commissions or other compensation were received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

Item 33.	Location of Accounts and Records.

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:

Secretary of the Fund: Kevin J. Carr, Esq. 100 Pearl Street Hartford, CT 06103	Principal Underwriter, Administrator and Transfer Agent: VP Distributors, Inc. 100 Pearl Street Hartford, CT 06103

Investment Adviser: Virtus Investment Advisers, Inc. 100 Pearl Street Hartford, CT 06103	Custodian and Dividend Dispersing Agent: PFPC Trust Company 8800 Tinicum Boulevard Philadelphia, PA 19153

Investment Subadviser: Goodwin Capital Advisers, Inc. One American Row Hartford, CT 06102-5056	Sub-Administrator and Fund Accountant: BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, DE 19809

Item 34.	Management Services.

None.

Item 35.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 28th day of April, 2011.

VIRTUS INSTITUTIONAL TRUST

By:	/s/ GEORGE R. AYLWARD
George R. Aylward, President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 28th day of April, 2011.

Signature	Title

/s/ GEORGE R. AYLWARD George R. Aylward	Trustee and President (principal executive officer)

/s/ W. PATRICK BRADLEY W. Patrick Bradley	Senior Vice President, Chief Financial Officer and Treasurer (principal accounting officer)

/s/ LEROY KEITH, JR. Leroy Keith, Jr.*	Trustee

/s/ PHILIP R. MCLOUGHLIN Philip R. McLoughlin*	Chairman and Trustee

/s/ GERALDINE M. MCNAMARA Geraldine M. McNamara*	Trustee

/s/ JAMES M. OATES James M. Oates*	Trustee

/s/ RICHARD E. SEGERSON Richard E. Segerson*	Trustee

/s/ FERDINAND L.J. VERDONCK Ferdinand L.J. Verdonck*	Trustee

*By	/s/ GEORGE R. AYLWARD
*George R. Aylward, Attorney-in-fact pursuant to power of attorney.

Exhibit Index

e.2.	Form of Sales Agreement between VP Distributors and dealers (March 15, 2011).

g.3.	First Amendment to Custodian Services Agreement between Registrant and PFPC Trust dated June 30, 2010.

g.4.	First Amendment to Letter of Delegation pursuant to Rule 17f-5 and Rule 17f-7 under the Investment Company Act of 1940 between Registrant and PFPC Trust Company, dated June 30, 2010.

h.8.	Second Amendment to Amended and Restated Transfer Agent and Service Agreement between the Virtus Mutual Funds and VP Distributors dated March 15, 2011.

h.9.	First Amended and Restated Schedule A to Sub-Transfer Agency and Service Agreement between the Virtus Mutual Funds, VP Distributors, Inc. and Boston Financial Data Services, Inc., effective as of June 30, 2010.

h.10.	Second Amended and Restated Schedule A to Sub-Transfer Agency and Service Agreement between the Virtus Mutual Funds, VP Distributors, Inc. and Boston Financial Data Services, Inc., effective as of September 14, 2010.

h.11.	Third Amended and Restated Schedule A to Sub-Transfer Agency and Service Agreement between the Virtus Mutual Funds, VP Distributors, Inc. and Boston Financial Data Services, Inc., effective as of March 15, 2011.

h.12.	Second Amendment to Amended and Restated Administration Agreement among the Virtus Mutual Funds and VP Distributors dated June 30, 2010.

h.13.	Third Amendment to Amended and Restated Administration Agreement among the Virtus Mutual Funds and VP Distributors dated September 14, 2010.

h.14.	Fourth Amendment to Amended and Restated Administration Agreement among the Virtus Mutual Funds and VP Distributors dated January 1, 2011.

h.15.	Fifth Amendment to Amended and Restated Administration Agreement among the Virtus Mutual Funds and VP Distributors dated March 15, 2011.

h.16.	First Amendment to Sub-Administration and Accounting Services Agreement among the Virtus Mutual Funds and PNC Global Investment Servicing (U.S.) Inc. dated June 30, 2010.

h.17.	Second Amendment to Sub-Administration and Accounting Services Agreement among the Virtus Mutual Funds and PNC Global Investment Servicing (U.S.) Inc. dated September 14, 2010.

h.18.	Third Amendment to Sub-Administration and Accounting Services Agreement among the Virtus Mutual Funds and PNC Global Investment Servicing (U.S.) Inc. dated March 15, 2011.

j.	Consent of Independent Registered Public Accounting Firm.

n.2.	First Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, adopted June 30, 2010.

n.3.	Second Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, adopted September 14, 2010.

n.4.	Third Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, adopted March 15, 2011.